UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023 (June 12, 2023)

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41321	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman	KY1-9006
(Address of Principal Executive Offices)	(Zip Code)

+1 345 640 4900 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PLAOU	The Nasdaq Stock Market LLC
Class A ordinary shares, included as part of the units	PLAO	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2023, Patria Latin American Opportunity Acquisition Corp. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) and mailed to shareholders (the “Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on June 12, 2023.

On June 12, 2023, the Company held an extraordinary general meeting of the Company’s shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved amendments (the “Articles Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to: (i) extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination from June 14, 2023 (the date which is 15 months from the closing date of the Company’s initial public offering of shares of Class A shares) (the “IPO”) (the “Original Termination Date”) to June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or such earlier date as determined by the Company’s board of directors (“Board”), and to allow the Board, without another shareholder vote, to extend the period of time to consummate the initial business combination on a monthly basis for up to for an additional 12 months after the Articles Extension Date on the same terms as the Original Extension Right (as defined in the Proxy Statement) as contemplated by the IPO prospectus and in accordance with the Articles, if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO) (the “Additional Articles Extension Date”), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment Proposal”); (ii) eliminate from the Articles the limitation that the Company should not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; (iii) provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”); and, if necessary; (iv) (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (b) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (c) if the Company determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), including in the event that the Company has elected to exercise the Original Extension Right.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting held on June 12, 2023, the Company’s shareholders approved the Articles Amendment to amend, by way of special resolution, the Articles to extend the date from June 14, 2023 (the date which is 15 months from the closing date of the Company’s initial public offering of shares of Class A shares to June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO), or such earlier date as determined by the Board, and to allow the Board, without another shareholder vote, to extend the period of time to consummate the initial business combination on a monthly basis for up to an additional 12 months after the Articles Extension Date on the same terms as the original extension right as contemplated by our IPO prospectus and in accordance with the Articles, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO), or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment Proposal”).

At the Extraordinary General Meeting, the Company’s shareholders approved the Redemption Limitation Amendment Proposal. The Redemption Limitation Amendment Proposal asked shareholders to amend, by way of special resolution, the Articles, as provided by the second resolution in the form set forth in Annex A to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company should not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment allowed the Company to redeem Public Shares irrespective of whether such redemption would have exceeded the Redemption Limitation.

At the Extraordinary General Meeting, the Company’s shareholders approved the Founder Conversion Amendment Proposal. The Founder Conversion Amendment Proposal asked shareholders to amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to the Proxy Statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares might be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares.

At the Extraordinary General Meeting, the Company’s shareholders approved the Adjournment Proposal. The Adjournment Proposal asked shareholders to adjourn, by way of ordinary resolution, the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there were insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares (as defined below) had elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not have adhered to the continued listing requirements of the Nasdaq, or (iii) if the Company had determined before the Extraordinary General Meeting that it would not be necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), including in the event that the Company has had elected to exercise the Original Extension Right.

On June 12, 2023, a total of 23,779,265 ordinary shares, representing approximately 82.7% of the Company’s issued and outstanding ordinary shares held of record at the close of business on May 26, 2023, the record date for the Extraordinary General Meeting, were present in person (including virtually) or represented by proxy, constituting a quorum. The Company’s shareholders voted on the following proposals (the “Proposals”) at the Extraordinary General Meeting, which are described in greater detail in the Company’s Proxy Statement.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below.

1. The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the Termination Date by which the Company has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Board of the Company, without another shareholder vote, to extend the Termination Date to consummate a Business Combination on a monthly basis for up to for an additional 12 months after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until June 14, 2024, or a total of twelve months after the Original Termination Date, as provided by the first resolution in the form set forth in Annex A to the Proxy Statement.

For	Against	Abstain	Broker non-vote
22,747,704	1,031,561	0	0

2. The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the Proxy Statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

For	Against	Abstain	Broker non-vote
22,747,704	1,031,561	0	0

3. The Founder Conversion Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares.

For	Against	Abstain	Broker non-vote
22,747,704	1,031,561	0	0

4. The Adjournment Proposal — As there were sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal described in the Proxy Statement was not presented to shareholders.

Under Cayman Islands law, the Articles Amendment took effect upon approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Accordingly, the Company now has up to June 14, 2024 to consummate its initial business combination. The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 6,119,519 of the Company’s Class A ordinary shares exercised their right to redeem their shares. Following such redemptions, 22,630,481 Class A ordinary shares will remain outstanding. Following the withdrawals from the trust account established in connection with the Company’s IPO (the “Trust Account”) in connection with redemptions, it is expected that approximately $179,751,936 will remain in the Trust Account of the approximately $244,915,683 that was in the Trust Account prior to such redemptions.

The Company also deposited into the Trust Account an aggregate of $300,000 in order to effect the extension of the termination date for an additional one-month period, from June 14, 2023 to July 14, 2023. The purpose of the extension is to provide time for the Company to complete a business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023	PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

	By:	/s/ José Augusto Gonçalves de Araújo Teixeira
		Name:	José Augusto Gonçalves de Araújo Teixeira
		Title:	Chief Executive Officer

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